Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:                                              May 1, 1996
Original Settlement Date:                                         May 23, 1996
Series Number of Class A-1 Certificates:                             441919AJ6
Series Number of Class A-2 Certificates:                                   N/A
Original Sale Balance:                                            $819,278,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                                                    05/20/97

Investor Certificateholder Floating Allocation Percentage               97.25%
Investor Certificateholder Fixed Allocation Percentage                  97.37%
Aggregate Amount of  Collections                                 29,106,405.35
Aggregate Amount of  Interest Collections                         8,760,946.71
Aggregate Amount of  Principal Collections                       20,345,458.64
Class A Interest Collections                                      8,519,582.63
Class A Principal Collections                                    18,570,366.15
Seller Interest Collections                                         241,364.08
Seller Principal Collections                                      1,775,092.49
Weighted Average Loan Rate                                              13.53%
Net Loan Rate                                                           12.53%
Weighted Average Maximum Loan Rate                                      18.48%
Class A-1 Certificate Rate                                             5.8875%
Maximum Investor Certificate Rate                                     12.5300%
Class A-1 Certificate Interest Distributed                        3,482,566.02
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            19,809,376.15
Alternative Principal Dist. Amount (APDA)                        18,570,366.15
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  18,570,366.15
Principal  allocable to Class A-1                                18,570,366.15
SPDA deposited to Funding Account                                         0.00
Subsequent Funding Mortgage Loans Purchased in Period                     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased          100,781,997.58
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             555,300.71
Cumulative Investor Liquidation Loss Amount                         555,300.71
Total Principal allocable to A-1                                 19,125,666.86
Beginning Class A-1 Certificate Principal Balance               734,299,007.72
Ending Class A-1 Certificate Principal Balance                  715,173,340.86
Pool Factor (PF)                                                     0.8729312









Servicer Certificate (Page 2 of  3)
Distribution Date:                                                    05/20/97

Retransfer Deposit Amount (non 2.07 transfers)                            0.00
Servicing Fees Distributed                                          615,417.03
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                      0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07           0
Mortgage Loans Retransferred pursuant to 2.07 ($)                         0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Aggregate Investor Liquidation Loss Amount                          555,300.71
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          759,422,686.12
Ending Pool Balance                                             740,279,492.61
Beginning Invested Amount                                       738,500,434.72
Ending Invested Amount                                          719,374,767.86
Beginning Seller Principal Balance                               20,922,251.40
Ending Seller Principal Balance                                  20,904,724.75
Additional Balances                                               1,775,092.49
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
release to Cert                                                          0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
release to Certs.)                                                       0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period        $0.00
Principal Collections to purchase Additional Balances and/or paid to Cert$0.00
Excess Funding Amount                                                    $0.00
Beginning Spread Account Balance                                  2,100,714.00
Ending Spread Account Balance                                     2,100,714.00
Beginning Seller Interest                                                2.76%
Ending Seller's Interest                                                 2.82%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,209
     Trust Balance                                               43,599,095.96
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       219
     Trust Balance                                                7,370,417.99
   90+ (Del Stat 3+)
     No. of Accounts                                                       447
     Trust Balance                                               15,642,058.89
   270+ (Del Stat 9+)
     No. of Accounts                                                       113
     Trust Balance                                                4,178,059.98
   REO
     No. of Accounts                                                        19
     Trust Balance                                                  984,431.05
Rapid Amortization Event ?                                                  No
Failure to make payment within 5 Business Days of Required Date ?           No
Failure to perform covenant relating to Trust's Security Interest ?         No
Failure to perform other covenants as described in the Agreement ?          No
Breach of Representation or Warranty ?                                      No
Bankruptcy, Insolvency or Receivership relating to Seller ?                 No
Subject to Investment Company Act of 1940 Regulation ?                      No
Servicing Termination ?                                                     No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance
and Pre-Fun                                                                 No
Event of Default ?                                                          No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security Interest?
                                                                            No
Failure by Servicer to perform other covenants as described in the Agreement?
                                                                            No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?        No
Trigger Event ?                                                             No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A

Servicer Certificate (Page 3 of  3)
Distribution Date:                                                    05/20/97

Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      2,016,456.57
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                6.28%
Total  Available Funds
 Aggregate Amount of Collections                                 29,106,405.35
 Deposit for principal not used to purchase subsequent loans              0.00
 Interest Earnings on the Pre-Funding Account                             0.00
 Deposit from Capitalized Interest Account                                0.00
 Total                                                           29,106,405.35
Application of Available Funds
 Servicing Fee                                                      615,417.03
 Prinicpal and Interest to Class A-1                             22,608,232.88
 Seller's portion of Principal and Interest                       2,016,456.57
 Funds deposited into Funding Account (Net)                               0.00
 Funds deposited into Spread  Account                                     0.00
 Excess funds released to Seller                                  3,866,298.87
 Total                                                           29,106,405.35


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.



A Servicing Officer
























Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                                    05/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              97.2450%
Class A Certificateholder Fixed Allocation Percentage                 97.3651%
Beginning Class A-1 Certificate Balance                         734,299,007.72
Class A-1 Certificate Rate                                           5.887500%
Class A-1 Certificate Interest Distributed                            4.250774
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          23.344539
Maximum Principal Distribution Amount                                24.179065
Scheduled Principal  Distribution Amount (SPDA)                      22.666746
Accelerated Principal Distribution Amount                             0.000000
Aggregate Investor Liquidation Loss Amount Distributed                0.677793
Total Amount Distributed to Certificateholders                       26.917520
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            715,173,340.86
Class A-1 Factor                                                     0.8729312
Pool Factor (PF)                                                     0.8729312
Unreimbursed Liquidation Loss Amount                                        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount           $0
Class A Servicing Fee                                               615,417.03
Beginning Invested Amount                                       738,500,434.72
Ending Invested Amount                                          719,374,767.86
Beginning Pool Balance                                          759,422,686.12
Ending Pool Balance                                            740,279,492.61
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00




Statement to Certificateholders (Page 2 of 2)
Distribution Date:                                                    05/20/97
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,209
     Trust Balance                                               43,599,095.96
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       219
     Trust Balance                                                7,370,417.99
   90+ (Del Stat 3+)
     No. of Accounts                                                       447
     Trust Balance                                               15,642,058.89
   REO
     No. of Accounts                                                        19
     Trust Balance                                                  984,431.05
Aggregate Liquidation Loss Amount for Liquidated Loans              215,278.12
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
 No. of Accounts                                                          0.00
 Trust Balance                                                            0.00
 Cumulative No. of Accounts                                           3,249.00
 Cumulative Trust Balance                                       100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
 Number of Mortgage Loans Retransferred pursuant to 2.07                     0
 Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07          0
 Mortgage Loans Retransferred pursuant to 2.07 ($)                        0.00